                                                      CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------


Dear Shareholder,

We are pleased to present this semi-annual report on the Capstone New Zealand Fund for the six months ended April 30, 1997. The Fund's net asset value ("NAV") at April 30, 1997 was US $12.48 per share compared to US $12.73 at the end of our October 31, 1996 fiscal year. The payment of the December 1996 dividend of $0.174 reduced the NAV by a like amount.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of medium-sized stocks not readily available to individual US investors. The most relevant index to compare the Fund's performance is the New Zealand Small Company Index* ("NZSCI") that measures the performance of small to medium cap stocks of the New Zealand market. During the six months ended April 30, 1997, the NZSCI increased by 2.7% in New Zealand dollars. For the same period, the Fund's total return was -.66%. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund or individual investor.


                           NEW ZEALAND MARKET OVERVIEW

The 1996 calendar year was a good year for the market as a whole and your Fund; according to Lipper Analytical Services, the Capstone New Zealand Fund was ranked number 5 out of 57 Pacific Ex-Japan funds with a total return of 26.37%. During the same period, the NZSCI was up 23.6%. Some of the 1996 gains have been lost primarily because of a decline in the New Zealand currency from $0.7071 on October 31, 1996 to $0.6927 on April 30, 1997. The decline in the currency was caused in part by declining interest rates and the New Zealand Reserve Bank's ("NZRB") efforts to help keep the economy's growth from driving up the inflation rate. Inflation is currently around 1.8%.

We believe the 1996 appreciation of the Fund and of the New Zealand market were in part an overdue adjustment on a relative valuation to other countries. Furthermore, we believe the market will have yet another upward adjustment because of lower interest rates, a stabilizing but cheaper currency and continued government fiscal responsibility. The government continues to repay foreign debt out of its budget surplus and is expected to follow through with the proposed 1998 income tax cuts.

The New Zealand market should provide some comfort to US investors concerned with the historically high price-to-earnings ratio ("P/E") and low dividend yields of the US market. Our portfolio contains many companies that represent sound business ventures that have low multiples of earnings accompanied by reasonable cash returns. Some examples** are:

     o BAYCORP HOLDINGS, LTD. provides debt collection, credit reporting and factored ledgers services. They are also involved in a joint venture with Telnet Systems Inc. (Minneapolis) in telemarketing services. The company's P/E ratio is 20.7X, Price-to-Book ratio ("P/B") is 6.2X and their cash yield is 4.5%. The Fund's unrealized gain is 87% since the purchase of the stock.

     o SOUTH PORT NEW ZEALAND, LTD. located in Bluff on the southern tip of the South Island is involved in port operations and rural sector activities. The company's P/E ratio is 15.1X, P/B is 1.4X and their cash yield is 4.0% The Fund's unrealized gain is 36% since the purchase of the stock.

     o FISHER & PAYKEL INDUSTRIES, LTD. manufactures and distributes around the world major appliances, consumer electronics and industrial and professional products and also is a major provider of consumer finance. The company's P/E ratio is 14.9X, P/B ratio is 1.5X and their cash yield is 3.5%. The Fund's unrealized gain is 42% since the purchase of the stock.


______________
     * The New Zealand Small Company Index is composed of approximately 100 equity securities, excluding those in the New Zealand Stock Exchange 40-Index, weighted by their full market capitalization.
     **   Ratios, yields and gains calculated using May 30, 1997 data.

                                                      CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------


     o NATIONAL MUTUAL HOLDINGS, LTD. is a leading provider of insurance, superannuation and savings and investment products and services throughout Australia, Asia and New Zealand. The company's P/E ratio is 8.6X, P/B ratio is 1.3X and their cash yield is 4.1%. The Fund's unrealized gain is 23% since the purchase of the stock.

     o NORTHLAND PORT CORP. (NZ), LTD. provides port and cargo operations, shipping services, marine transport and group engineering. The company's P/E ratio is 18.4X, P/B ratio is 3.0X and their cash yield is 2.4%. The Fund's unrealized gain is 51% since the purchase of the stock.


                                  THE PORTFOLIO

The Fund is widely diversified by industry sector. At April 30, 1997 the percentages of equity investments of the Fund by major industry categories were as follows:

Port Operations                               14.42%              Chemicals                            4.34%
Transportation                                 8.00%              Utilities - Electric                 3.41%
Forest Products & Paper                        6.41%              Finance                              3.00%
Insurance                                      6.37%              Environmental Control                2.62%
Miscellaneous                                  6.27%              Textiles - Manufacturing             2.52%
Broadcast Media                                5.60%              Real Estate                          2.42%
Commercial Services                            5.22%              Stock & Station Services             2.33%
Electrical/Appliance Manufacturing             4.85%              Oil & Gas                            2.27%
Horticultural Supplier                         4.84%              Vehicle Distributor                  2.13%
Retail                                         4.69%

We continue to closely monitor the market. We were one of the few US investors to attend the New Zealand Investment Conference in March 1997 which included in the program the who's who of the New Zealand political and business community.

Should you have any questions please feel free to contact us, and we thank you for your continued support.

Sincerely,



/s/ROBERT W. SCHARAR                              /s/W. LANCE HALL
------------------------------                    ------------------------------
Robert W. Scharar                                 W. Lance Hall
President                                         Assistant Portfolio Manager





 THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR
                            CAPSTONE NEW ZEALAND FUND

                                                      CAPSTONE NEW ZEALAND FUND


PORTFOLIO OF INVESTMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 Market
                                                                 Value    Percentage of
COMMON & PREFERRED STOCKS - 91.71%                    Shares   (Note 1-A)  Net Assets
----------------------------------                  --------   ---------- -------------
BROADCAST MEDIA (5.60%)
Radio Otago, Limited .............................     64,300   $102,443      1.23%
Radio Pacific, Limited ...........................    151,700    362,535      4.37
                                                                --------     -----
                                                                 464,978      5.60


CHEMICALS (4.34%)
Fernz Corporation, Limited .......................     53,000    178,058      2.15
Nuplex Industries, Limited .......................     70,798    181,454      2.19
                                                                --------     -----
                                                                 359,512      4.34


COMMERCIAL SERVICES (5.22%)
Baycorp Holdings, Limited ........................    100,000    273,617      3.30
Taylors Group, Limited ...........................    120,100    159,731      1.92
                                                                --------     -----
                                                                 433,348      5.22


COMPUTER SOFTWARE/SERVICES (0.26%)
Triumph Industries, Limited ......................     55,700     21,221      0.26


CONSTRUCTION/BUILDING MATERIALS (1.16%)
Milburn Corp., Limited ...........................     49,724     96,443      1.16


ELECTRICAL/APPLIANCE MANUFACTURING (4.85%)
Fisher & Paykel Industries .......................     55,844    200,379      2.41
PDL Holdings, Limited ............................     41,100    202,137      2.44
                                                                --------     -----
                                                                 402,516      4.85


ENTERTAINMENT (0.96%)
Shotover Jet, Limited ............................    260,000     79,245      0.96


ENVIRONMENTAL CONTROL (2.62%)
Waste Management NZ, Limited .....................     52,245    217,141      2.62


FINANCE (3.00%)
Australia & New Zealand Banking Group, Limited ...     39,000    248,541      3.00


FISHERIES (1.19%)
Sanford, Limited .................................     50,000     98,710      1.19


FOOD PROCESSING (0.53%)
Mr. Chips Holdings, Limited ......................     93,700     44,136      0.53

                                                      CAPSTONE NEW ZEALAND FUND


PORTFOLIO OF INVESTMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Market
                                                               Value    Percentage of
                                                 Shares     (Note 1-A)    Net Assets
                                                 ------     ----------  -------------
FOREST PRODUCTS & PAPER (6.41%)
Fletcher Challenge Forestry ..............       234,864    $  323,754        3.90%
Evergreen Forests, Limited ...............       500,000       207,810        2.51
                                                            ----------       -----
                                                               531,564        6.41


HORTICULTURAL SUPPLIER (4.84%)
Fruitfed Supplies, Limited ...............       449,000       401,219        4.84


INSURANCE (6.37%)
Metropolitan Lifecare Group ..............       400,000       362,975        4.38
National Mutual Holdings, Limited ........       109,000       165,354        1.99
                                                            ----------       -----
                                                               528,329        6.37


INVESTMENT COMPANIES (1.14%)
Helaby Holdings, Limited .................        61,640        94,790        1.14


MEDICAL SUPPLIES (0.75%)
Zuellig New Zealand, Limited .............       159,940        62,042        0.75


OIL & GAS (2.27%)
New Zealand Refining, Limited ............         9,647       188,780        2.27


PORT OPERATIONS (14.42%)
Lyttelton Port Corp., Limited ............       250,000       339,423        4.09
Northland Port Corp., Limited ............       262,300       554,170        6.68
Port of Tauranga, Limited ................         5,000        12,572        0.15
South Port New Zealand, Limited ..........       289,500       290,778        3.50
                                                            ----------       -----
                                                             1,196,943       14.42


PRINTING - COMMERCIAL (0.28%)
McCollam Printers ........................        15,500        23,621        0.28


REAL ESTATE (2.42%)
Kiwi Income ..............................       140,000       118,313        1.43
New Zealand Guardian Trust (Note 5) ......        64,792        82,021        0.99
                                                            ----------       -----
                                                               200,334        2.42

RETAIL - APPAREL (1.00%)
Hallenstein Glasson Holdings, Limited ....        57,900        82,621        1.00


RETAIL - DEPARTMENT STORES (3.69%)
Arthur Barnett, Limited ..................       210,300       305,917        3.69

                                       5
                                                      CAPSTONE NEW ZEALAND FUND


PORTFOLIO OF INVESTMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    Market
                                                    Par Value in    Value         Percentage of
                                                     NZ Dollars   (Note 1-A)       Net Assets
                                                    ------------  ----------      -------------
STOCK & STATION SERVICES (2.33%)
Williams & Kettle, Limited ......................      153,500   $  193,520         2.33%


TEXTILES - MANUFACTURING (2.52%)
Cavalier Corporation, Limited ...................       50,000       90,744         1.09
Donaghy's, Limited ..............................       58,715      118,762         1.43
                                                                 ----------       ------
                                                                    209,506         2.52


TRANSPORTATION (8.00%)
Air New Zealand, Limited - Class B ..............       62,600      180,824         2.18
Mainfreight, Limited ............................      195,000      186,405         2.25
Owens Group, Limited ............................      213,680      296,032         3.57
                                                                 ----------       ------
                                                                    663,261         8.00


UTILITIES - ELECTRIC (3.41%)
Infrastructure & Utilities Corporation, Limited .      216,229      170,751         2.06
Transalta New Zealand, Limited ..................       88,000      112,162         1.35
                                                                 ----------       ------
                                                                    282,913         3.41


VEHICLE DISTRIBUTOR (2.13%)
The Colonial Motor Co., Limited .................       91,100      176,694         2.13


TOTAL COMMON & PREFERRED STOCKS (Cost $6,849,833) ............   $7,607,845        91.71%


BONDS (4.85%)
-------------

Countrywide Bank, 7%, 05/15/97 ..................   $  200,000   $  135,025         1.63%
Shortland Properties, 6.375%, Conv. 12/31/98 ....      226,500      150,621         1.82
State Bank of South Australia, 9%, 07/30/02 .....       94,000       60,374         0.73
Transalta NZ Cap Notes, 9.84%, 10/01/01 .........       25,000       18,724         0.23
Transalta NZ 7 yr, 8.81%, 10/01/03 ..............       25,000       18,460         0.22
Transalta NZ 10 yr, 8.86%, 10/01/06 .............       25,000       18,616         0.22
                                                                 ----------       ------
         TOTAL BONDS (Cost $394,200) .........................      401,820         4.85


         TOTAL INVESTMENTS (Cost $7,244,033) .................    8,009,665        96.56
         OTHER ASSETS, LESS LIABILITIES ......................      285,679         3.44
                                                                 ----------       ------
         NET ASSETS ..........................................   $8,295,344       100.00%
                                                                 ==========       ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NEW ZEALAND FUND


STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
         Investments in securities at market (identified cost $7,244,033)(Note 1-A) ......................   $8,009,665
         Cash ............................................................................................      141,624
         Foreign currency holdings - New Zealand Dollar account, at market (Note 1-B) ....................      115,506
         Receivables:
              Investment securities sold...........................................................$38,852
              Dividends and interest................................................................38,905       77,757
                                                                                                   -------   ----------
                  Total Assets ...........................................................................    8,344,552
                                                                                                             ----------

LIABILITIES:

         Payable for Trust shares redeemed ...............................................................       17,442
         Accrued advisory and administration fees ........................................................        9,796
         Accrued expenses ................................................................................       21,970
                                                                                                             ----------
                  Total Liabilities ......................................................................       49,208
                                                                                                             ----------

NET ASSETS: ..............................................................................................   $8,295,344
                                                                                                             ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE  PER SHARE:
($8,295,344/664,897 shares of beneficial interest outstanding) .........................................     $    12.48
                                                                                                             ==========

SOURCE OF NET ASSETS:

         Paid in capital .................................................................................   $7,313,326
         Undistributed net investment income .............................................................      109,546
         Accumulated net realized gain on investments and foreign currency transactions ..................      127,071
         Net unrealized appreciation of investments and foreign currencies ...............................      745,401
                                                                                                             ----------
                                                                                                             $8,295,344
                                                                                                             ==========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NEW ZEALAND FUND


STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
         Income:
              Dividends (net of foreign taxes withheld of $30,070) ........................   $ 193,404
              Interest ....................................................................      17,281
                                                                                              ---------
                  Total Investment Income .................................................     210,685


         Expenses: (Note 2)
              Advisory fees ....................................................  $  33,562
              Administration services ..........................................     24,252
              Transfer agent fees ..............................................     24,305
              Filing and registration fees .....................................      4,072
              Professional fees ................................................      7,635
              Custodian fees ...................................................     12,091
              Distribution fees ................................................     11,237
              Trustees' fees and expenses ......................................      5,200
              Miscellaneous ....................................................      7,348
                                                                                  ---------
                  Total Expenses ...............................................    129,702

                Less: Custodian fees paid indirectly ...........................    (10,300)
                                                                                  ---------
                Net Expenses ..............................................................     119,402
                                                                                              ---------
                      Net Investment Income ...............................................      91,283
                                                                                              ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized gain from security transactions ..........................    138,859
         Realized gain on foreign currency transactions ........................     54,211
                                                                                  ---------
              Net realized gain ...........................................................     193,070

         Net change in unrealized appreciation of investments and foreign currencies ......    (316,643)
                                                                                              ---------
              Net realized and unrealized gain (loss) on investments and foreign currencies    (123,573)
                                                                                              ---------
                  Net decrease in net assets resulting from operations ....................   $ (32,290)
                                                                                              =========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NEW ZEALAND FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months Ended
                                                                        April 30, 1997   Fiscal Year Ended
                                                                          (Unaudited)    October 31, 1996
                                                                       ----------------  -----------------
OPERATIONS:
Net investment income .................................................   $   91,283        $  111,784
Net realized gain (loss) on investments and foreign currency
     transactions .....................................................      193,070           (11,788)
Net change in unrealized appreciation of investments and foreign
     currencies .......................................................     (316,643)        1,011,044
                                                                          ----------        ----------
     Net increase (decrease) in net assets resulting from operations ..      (32,290)        1,111,040


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................................     (134,014)          (94,166)
Net realized gains from investment transactions .......................         --             (73,239)


TRUST SHARE TRANSACTIONS:
Increase in net assets resulting from Trust share transactions (Note 3)      204,032         3,819,564
                                                                          ----------        ----------
     Net increase in net assets .......................................       37,728         4,763,199


NET ASSETS:
Beginning of period ...................................................    8,257,616         3,494,417
                                                                          ----------        ----------
End of period (including undistributed net investment income of
     $109,546 and $98,100, respectively) ..............................   $8,295,344        $8,257,616
                                                                          ==========        ==========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund") is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company, The Fund seeks to provide long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A) SECURITY VALUATION - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of an applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the trustees.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NEW ZEALAND FUND

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized and unrealized gain
(loss) from foreign currency transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined based on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Interest income and expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision for Federal income taxes has been made since it is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains (in excess of any available capital loss carryovers)to its shareholders. At April 30, 1997, the Fund had a capital loss carryover of $5,840 which expires in 2004. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no New Zealand tax on capital gains.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income and net realized gains (net of any capital loss carryovers) annually. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

     The Investment Adviser, FCA Corp, is paid a fee, calculated daily and paid monthly, equal to an annual rate of 0.75% of the average net assets of the Fund. The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of 0.25% of the Fund's average net assets. The Administrator is also entitled to receive a monthly fee of $2,000 representing the cost of certain accounting and bookkeeping services. This fee which amounted to $12,000 for the six months ended April 30, 1997, is not subject to the expense limitation discussed below.

     The Adviser and Administrator have agreed to reduce their fees if the ordinary business expenses of the Fund net of custodian credits exceed any expense limitation applicable to the Fund pursuant to the laws or regulations of any state. The most restrictive limitation applicable to the Fund is equal to the sum of 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of the Fund's average net assets and 1.5% of the Fund's average net assets in excess of $100 million.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor and Underwriter to the Fund. Effective August 21, 1995, the 4.75% front-end sales load applicable to sales of Fund shares was eliminated.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of the Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses,


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NEW ZEALAND FUND

advertising literature and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 1997, the Fund paid $11,237 in 12b-1 fees, of which 27% was paid to Service Organizations other than CAPCO.

     The Fund's Custodian has provided credits in the amount of $10,300 against custodian charges based on the uninvested cash balances of the Fund.

     The Administrator is an affiliate of CAPCO and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS"). Certain officers and trustees of the Trust and the Fund who are also officers and directors of the Adviser, the Administrator, CAPCO or CFS, received no compensation from the Fund. During the six months ended April 30, 1997 trustees of the Fund who are not "interested persons" received fees of $1,250.


NOTE 3 -TRUST SHARES

Transactions in Trust shares were as follows:

                                                      For the Six Months Ended
                                                          April 30, 1997                Fiscal Year Ended
                                                           (Unaudited)                  October 31, 1996
                                                      ------------------------      ------------------------
                                                      Shares          Amount         Shares        Amount
                                                      ------          ------         ------        ------
Shares sold ....................................       458,199    $ 5,961,070        634,364    $ 7,280,993
Shares issued to shareholders in reinvestment of
  distributions ................................         7,766        102,048         15,526        163,953
                                                      --------    -----------       --------    -----------
                                                       465,965      6,063,118        649,890      7,444,946
Shares redeemed ................................      (449,938)    (5,859,086)      (315,346)    (3,625,382)
                                                      --------    -----------       --------    -----------
Net increase ...................................        16,027    $   204,032        334,544    $ 3,819,564
                                                      ========    ===========       ========    ===========

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities (excluding short term securities) aggregated $1,970,737 and $1,152,492, respectively for the six months ended April 30, 1997. At April 30, 1997 the cost of investments for Federal income tax purposes was $7,244,033. Accumulated net unrealized appreciation on investments was $765,632 consisting of $1,105,080 gross unrealized appreciation and $339,448 of gross unrealized depreciation.

NOTE 5 - RESTRICTED SECURITY

     In 1993, the Fund acquired 61,015 shares of Guardian Property Fund ("Guardian"), a closed end mutual fund (offered by The New Zealand Guardian Trust Company Limited), through private placements at a cost of $60,606. These shares cannot be sold prior to their valuation date, which occurs two years after the date of investment. In October 1995, the Guardian shares were renewed for an additional two years with a new valuation date of October 15, 1997. In March, June, and November, 1996, cash dividends were received and reinvested into 3,777 additional shares, bringing the position to 64,792 shares. The Guardian shares are valued daily based on a weekly quoted price. At April 30, 1997, the value of the Guardian investment was $82,021, representing approximately 1% of the Fund's net assets.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NEW ZEALAND FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                          Six Months Ended
                                                           April 30, 1997               Year Ended October 31,
                                                          ---------------- -------------------------------------------------
                                                             (Unaudited)    1996      1995      1994       1993      1992(1)
                                                             -----------    ----      ----      ----       ----      -------
PER SHARE DATA
Net asset value at beginning of period ......................   $12.73     $11.12    $10.44    $11.61     $ 9.75     $10.00
                                                                ------     ------    ------    ------     ------     ------
Income from investment operations:
    Net investment income (loss) ............................      .18        .19       .31       .16        .09       (.06)
    Net realized and unrealized gain (loss) on
        investments .........................................     (.26)      1.93       .90     (1.00)      1.77       (.19)
                                                                ------     ------    ------    ------     ------     ------
    Total from investment operations ........................     (.08)      2.12      1.21      (.84)      1.86       (.25)

Less distributions from:
    Net investment income ...................................      .17        .29       .21       .06        .00        .00
    Net realized gain on investments ........................      .00        .22       .32       .27        .00        .00
                                                                ------     ------    ------    ------     ------     ------
Total distributions .........................................      .17        .51       .53       .33        .00        .00
                                                                ------     ------    ------    ------     ------     ------
Net asset value at end of period ............................   $12.48     $12.73    $11.12    $10.44     $11.61     $ 9.75
                                                                ======     ======    ======    ======     ======     ======
TOTAL RETURN(2) .............................................     (.67)%    20.03%    12.22%    (7.40)%    19.08%     (2.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands) ..................   $8,295     $8,258    $3,494    $3,014     $2,732     $  883

RATIOS:
Operating expenses to average net assets:
    Before expense reimbursement.............................     2.67%(4)   3.63%     4.77%     4.40%     8.19%      28.18%
    After expense reimbursement..............................     2.67%(4)   2.72%     2.52%     2.50%     2.50%       5.18%

Net investment income (loss) to average net assets...........     2.04%(4)   2.32%     3.06%     1.55%      .95%      (1.84)%

Portfolio turnover rate .....................................       14%        38%       38%       40%       32%          4%

Average commission rate (per share of security)(3) ..........   $ 0.0048   $ 0.0050     N/A       N/A       N/A         N/A


(1) November 25, 1991 (commencement of operations) to October 31, 1992.
(2) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(3) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.
(4) Annualized


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                            CAPSTONE NEW ZEALAND FUND
                           5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 1997

--------------------------------------------------------------------------------



TRUSTEES                      OFFICERS
--------                      --------

Edward L. Jaroski             Edward L. Jaroski
                                   President-Capstone International Series Trust
Eugene W. Potter, Jr.
                              Robert W. Scharar
Bernard J. Vaughan                 President-Capstone New Zealand Fund

                              Linda G. Giuffre
                                   Treasurer

                              Iris R. Clay
                                   Secretary

                              Norma R. Ybarbo
                                   Assistant Secretary



--------------------------------------------------------------------------------



INVESTMENT ADVISER                               TRANSFER AGENT
------------------                               --------------

FCA Corp                                         Fund/Plan Services, Inc.
5847 San Felipe, Suite 850                       3200 Horizon Drive
Houston, TX 77057                                P.O. Box 61503
                                                 King of Prussia, PA  19406-0903
                                                 1-800-845-2340


ADMINISTRATOR                                    CUSTODIAN
-------------                                    ---------

Capstone Asset Management Company                Fifth Third Bank, N.A.
5847 San Felipe, Suite 4100                      38 Fountain Square Plaza
Houston, TX  77057                               Cincinnati, OH 45263
1-800-262-6631


                         UNDERWRITER
                         -----------

                         Capstone Asset Planning Company
                         5847 San Felipe, Suite 4100
                         Houston, TX 77057
                         1-800-262-6631